Impairment and Reversal of Impairment	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Impairment and Reversal of Impairment
20.	IMPAIRMENT AND REVERSAL OF IMPAIRMENT

The Company’s impairment expense (reversal of impairment) in respect of the following CGUs for the years ended December 31 were as follows:

	2018	2017
Peñasquito	$1,747	$—
Éléonore	1,633	—
Cerro Negro	683	—
Red Lake	664	889
Porcupine	—	(99)
Pueblo Viejo	—	(557)
Other (1)	—	11
Total impairment expense, net	$4,727	$244

(1)	Includes impairment reversal, net, recognized for Los Filos in 2017 and impairment expense for Cerro Blanco in 2017 (notes 8(a), (b)).

Impairment Testing

At December 31, 2018, the carrying amount of the Company’s total assets and liabilities exceeded the Company’s market capitalization. Additionally, on January 14, 2019, Goldcorp entered into an arrangement agreement with Newmont under which Newmont will acquire all of the outstanding common shares of Goldcorp in a stock-for-stock transaction valued at approximately $10.0 billion, compared to a pre-impairment carrying amount of total assets and liabilities of $13.9 billion, resulting in a difference of $3.9 billion. The Company considered both of these factors to be impairment indicators of the Company’s CGUs. The Company also identified certain CGU specific impairment indicators as outlined below. Accordingly the FVLCD was compared against the carrying value, being the recoverable amounts, for Peñasquito, Éléonore, Cerro Negro and Red Lake.

The recoverable amounts of the Company’s CGUs are based primarily on the future after-tax cashflows expected to be derived from the Company’s mining properties and represent each CGU’s FVLCD, a Level 3 fair value measurement. The projected cash flows used in impairment testing are significantly affected by changes in assumptions for metal prices, changes in the amount of recoverable reserves, resources, and exploration potential, production costs estimates, capital expenditures estimates, discount rates, and exchange rates. The Company’s impairment testing incorporated the following key assumptions:

(a)	Weighted Average Cost of Capital

Projected cash flows were discounted using an after-tax discount rate of 5% (2017 - 5%) which represented the Company’s weighted average cost of capital and which included estimates for risk-free interest rates, market value of the Company’s equity, market return on equity, share volatility and debt-to-equity financing ratio.

(b)	Pricing Assumptions

Metal pricing included in the cash flow projections beyond five years is based on historical metal pricing and consensus analyst pricing. The metal price assumptions used in the Company’s impairment assessments were as follows:

	At December 31, 2018		At December 31, 2017

Metal price assumptions	2019/2020	2021 and long-term	2018/2019	2020 and long-term
Gold (per ounce)	$1,250	$1,300	$1,300	$1,300
Zinc (per pound)	1.10	1.15	1.30	1.15
Silver (per ounce)	16.00	18.00	19.00	18.00
Lead (per pound)	0.95	1.00	1.10	1.00
Copper (per pound)	2.75	3.00	2.75	3.00

(c)	Additional CGU-specific assumptions affecting the recoverable amount assessment

(i)	Additional CGU-specific assumptions used in determining the recoverable amounts of the CGUs that resulted in impairment expense during the year ended December 31, 2018 were as follows:

Peñasquito

In 2018, the recoverable amount of the CGU was negatively impacted by a reduction in the estimated fair value of Peñasquito’s exploration potential. As a result, the Company recognized an impairment expense of $1,747 million ($1,203 million, net of tax), against the carrying value of the CGU at December 31, 2018.

Éléonore

The expected future cash flows of the CGU were negatively impacted due to a decrease in Mineral Reserves and Mineral Resources that impacted the estimated recoverable value. Mineral Resources decreased by 2.23 million ounces due to a change in the geologic modeling methodology, which reduced the expected life of mine future cash flows. Additionally, the recoverable amount of the CGU was negatively impacted by a reduction in the estimated fair value of Éléonore’s exploration potential. As a result, the Company recognized an impairment expense of $1,633 million ($1,369 million, net of tax), against the carrying value of the CGU at December 31, 2018.

Cerro Negro

In 2018, the recoverable amount of the CGU was negatively impacted by a reduction in the estimated fair value of Cerro Negro’s exploration potential. In addition, the expected future cash flows of the CGU were negatively impacted due primarily to increases in expected capital expenditures and the overall macro-economic conditions in Argentina. As a result, the Company recognized an impairment expense of $683 million ($533 million, net of tax), against the carrying value of the CGU at December 31, 2018.

Red Lake

The expected future cash flows of the CGU were negatively impacted due primarily to a decrease in Mineral Reserves and Mineral Resources that impacted the estimated recoverable amount. Mineral Resources decreased by 2.16 million ounces, which reduced the expected life of mine future cash flows. Additionally, the recoverable amount of the CGU was negatively impacted by a reduction in the estimated fair value of Red Lake’s exploration potential. As a result, the Company recognized an impairment expense of $664 million ($774 million, net of tax), against the carrying value of the CGU at December 31, 2018.

(ii)

Additional CGU-specific assumptions used in determining the recoverable amounts of the CGUs that resulted in impairment expense and reversal of impairment during the year ended December 31, 2017 were as follows:

Red Lake

The Red Lake CGU includes Red Lake’s main operations and the Cochenour and HG Young deposits. The recoverable amount of Cochenour was negatively impacted due primarily to lower grade as indicated in the 2017 mineral reserve estimate. In addition, the life of mine assessment included a longer than expected time line for conversion to bulk mining resulting in a lower recoverable value. The Company recognized an impairment expense of $889 million ($610 million, net of tax) against the carrying value of the Red Lake CGU at December 31, 2017.

Porcupine

The Porcupine CGU includes Porcupine’s main operations and the Borden and Century projects. During the year ended December 31, 2017, the Century project completed a base case pre-feasibility study, increasing the Porcupine mineral reserve estimate by 4.7 million ounces. During the fourth quarter of 2017, a life of mine assessment was completed which reflected expected synergies across the Porcupine CGU associated with the Century and Borden projects. As a result, the Company reversed the remaining unamortized impairment recognized for the Porcupine CGU in prior years of $99 million ($84 million, net of tax).

Pueblo Viejo

During the years ended December 2017 and 2016, Pueblo Viejo generated significantly higher cash flows from operations than the amount assumed in the recoverable value estimation at December 31, 2015. In the fourth quarter of 2017, Pueblo Viejo set new records for the crushing and autoclave circuits as performance continued to improve beyond prior expectations. As a result of Pueblo Viejo’s continued strong performance and higher long-term metal prices, the Company recognized a reversal of the remaining unamortized impairment of $557 million ($557 million, net of tax) related to its investment in Pueblo Viejo at December 31, 2017.

In addition to the impairments recognized at December 31, 2017, the Company recognized an impairment expense at Los Filos of $16 million in 2017, based on changes to the carrying value of the Los Filos assets sold to Leagold, which is included in ‘Other’ in the above table.